File No. 333-10303  CIK #897023


                   Securities and Exchange Commission
                      Washington, D. C. 20549-1004


                             Post-Effective
                             Amendment No. 2


                                   to
                                Form S-6



          For Registration under the Securities Act of 1933 of
           Securities of Unit Investment Trusts Registered on
                               Form N-8B-2



       Van Kampen American Capital Utility Income Trust, Series 8
                          (Exact Name of Trust)


                          Van Kampen Funds Inc.
                        (Exact Name of Depositor)

                           One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181
      (Complete address of Depositor's principal executive offices)


Van Kampen Funds Inc.                           Chapman and Cutler
Attention:  Don G. Powell                       Attention: Mark J. Kneedy
One Parkview Plaza                              111 West Monroe Street
Oakbrook Terrace, Illinois 60181                Chicago, Illinois 60603
            (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on November 23, 1998 pursuant to paragraph (b) of Rule 485.

                                                                        Series 8
                                                                   296,844 Units
                           VAN KAMPEN AMERICAN CAPITAL
                              UTILITY INCOME TRUST

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE
   NOTE: Part One of this Prospectus may not be distributed unless accompanied by Part Two.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------
                                    THE TRUST

         The above named series of Van Kampen American Capital Utility Income Trust (the "Trust") consists of a fixed portfolio of equity securities of companies primarily diversified within the electric public utility industry (the "Securities"). Each Unit represents a fractional undivided interest in the capital and net dividend income of the Trust (see "Summary of Essential Financial Information" in this Part One and "The Trust" in Part Two).

         The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

                              PUBLIC OFFERING PRICE

         The Public Offering Price of the Units is equal to the aggregate underlying value of the Securities in the portfolio of such Trust divided by the number of Units outstanding, plus the applicable sales charge. See "Summary of Essential Financial Information"in this Part One.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Date of this Prospectus is November 23, 1998

                                   Van Kampen

           VAN KAMPEN AMERICAN CAPITAL UTILITY INCOME TRUST, SERIES 8
                   Summary of Essential Financial Information
                             As of September 4, 1998

               Sponsor:     Van Kampen Funds Inc.
            Supervisor:     Van Kampen Investment Advisory Corp.
                            (An Affiliate of the Sponsor)
             Evaluator:     American Portfolio Evaluation Services
                            (A division of an affiliate of the Sponsor)
               Trustee:     The Bank of New York


                                                                                                            VUIT
                                                                                                      ----------------
General Information
Number of Units                                                                                             296,843.868
Fractional Undivided Interest in Trust per Unit                                                           1/296,843.868
Public Offering Price:
      Aggregate Value of Securities in Portfolio (1)                                                  $       3,408,564
      Aggregate Value of Securities per Unit                                                          $           11.48
      Sales charge 3.5% (3.627% of the Aggregate Value of Securities excluding
      principal cash per unit) (3)                                                                    $             .41
      Public Offering Price per Unit (1)(2)(3)(4)                                                     $           11.89
Redemption Price per Unit (5)                                                                         $           11.48
Excess of Public Offering Price per Unit over Redemption Price per Unit                               $             .41

Supervisor's Annual Supervisory Fee             Maximum of $.0025 per Unit
Evaluator's Annual Fee (7)                      Maximum of $.0025 per Unit
Evaluation Time                                 Close of the New York Stock
                                                Exchange
Date of Deposit                                 September 4, 1996

Mandatory Termination Date    September 3, 2001
Minimum Termination Value     The Trust Agreement may be terminated if the net
                              asset value of the Trust is less than $500,000
                              unless the net asset value of the Trust deposits
                              has included $15,000,000, then the Trust Agreement
                              may be terminated if the net asset value of the
                              Trust is less than $3,000,000.
Estimated Annual Dividends
per Unit (6)                  $.12302
Trustee's Annual Fee          $.008 per
Unit Estimated Annual
Organizational Expenses (8)   $.0228 per Unit
Record Date                   TENTH day of the month.
Distribution Date             TWENTY-FIFTH day of the month.

--------------------------------------------------------------------------------
(1)Each Equity Security listed on a national securities exchange is valued at the closing price or, if the Equity Security is not listed, at the closing bid price thereof.
(2)Anyone ordering Units after the first settlement date will have added to the Public Offering Price a pro rata share of any cash in the Income and Capital Accounts.
(3)The secondary market sales charge will be reduced by .5 of 1% on each September 4, to a minimum sales charge of 3.0%.
(4)Plus accumulated dividends.
(5)The Redemption Price per Unit is reduced by the unpaid portion of the deferred sales charge.
(6)The Estimated Annual Dividends are based on the most recent monthly dividend declared.
(7)Notwithstanding information to the contrary in Part Two of this Prospectus, the Trust Indenture provides that as compensation for its services, the Evaluator shall receive a fee of $.0025 per Unit. This fee may be adjusted for increases in consumer prices for services under th category "All Services Less Rent of Shelter" in the Consumer Price Index.
(8)The Trust (and therefore Unitholders) will bear all or a portion of its organizational costs (including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the portfolio and the initial fees and expenses of the Trustee but not including the expenses incurred in the preparation and printing of brochures and other advertising material and any other selling expenses) as is common for mutual funds. Total organizational expenses will be amortized over the life of the Trust. See "Expenses of the Trust" in Part Two and "Statement of Condition". Historically, the sponsors of unit investment trusts have paid all the costs of establishing such trusts.

                                    PORTFOLIO

    In selecting Securities for the Trust, the following factors, among others, were considered by the Sponsor: (a) the quality of the Securities, (b) the yield and price of the Securities relative to other similar securities and (c) the likelihood that earnings and dividends will continue or increase. The Trust consists of 20 different issues of Securities, which are primarily issued by electric public utility companies listed on the New York Stock Exchange.

                              PER UNIT INFORMATION
                                                                                             1997 (1)         1998
                                                                                          ------------   ------------
Net asset value per Unit at beginning of period.........................................  $        9.78  $       10.86
                                                                                          ============   ============
Net asset value per Unit at end of period...............................................  $       10.86  $       11.88
                                                                                          ============   ============
Distributions to Unitholders of investment income including accrued dividends paid
   on Units redeemed (average Units outstanding for entire period)......................  $        0.51  $        0.44
                                                                                          ============   ============
Distributions to Unitholders from Security sale proceeds (average Units
   outstanding for entire period).......................................................  $          --  $        0.08
                                                                                          ============   ============
Unrealized appreciation (depreciation) of Securities (per Unit outstanding at
   end of period).......................................................................  $        0.80  $        0.66
                                                                                          ============   ============
Distributions of investment income by frequency of payment
      Monthly...........................................................................  $        0.35  $        0.43
Units outstanding at end of period......................................................        412,175        299,096

--------------------------------------------------------------------------------
   (1) For the period from September 4, 1996 (date of deposit) through July 31, 1997.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    To the Board of Directors of Van Kampen Funds Inc. and the Unitholders of Van Kampen American Capital Utility Income Trust, Series 8:

    We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Van Kampen American Capital Utility Income Trust, Series 8 as of July 31, 1998 and the related statements of operations and changes in net assets for the period from September 4, 1996 (date of deposit) through July 31, 1997 and the year ended July 31, 1998. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Utility Income Trust, Series 8 as of July 31, 1998 and the results of operations and changes in net assets for the period from September 4, 1996 (date of deposit) through July 31, 1997 and the year ended July 31, 1998, in conformity with generally accepted accounting principles.

                                        GRANT THORNTON LLP

   Chicago, Illinois
   September 25, 1998

           VAN KAMPEN AMERICAN CAPITAL UTILITY INCOME TRUST, SERIES 8
                            Statements of Conditions
                                  July 31, 1998

                                                                                                              VUIT
                                                                                                         --------------
   Trust property
      Securities at market value, (cost $3,000,637) (note 1)..........................................        3,526,724
      Accumulated dividends...........................................................................           10,680
      Organizational costs............................................................................           21,431
                                                                                                         --------------
                                                                                                         $    3,558,835
                                                                                                         ==============
   Liabilities and interest to Unitholders
      Cash overdraft..................................................................................   $        5,630
      Interest to Unitholders.........................................................................        3,553,205
                                                                                                         --------------
                                                                                                         $    3,558,835
                                                                                                         ==============

                             Analyses of Net Assets

   Interest of Unitholders (299,096 Units of fractional undivided interest outstanding)
      Cost to original investors of 500,695 Units (note 1)............................................   $    5,293,456
         Less initial underwriting commission (note 3)................................................          240,167
                                                                                                         --------------
                                                                                                              5,053,289
         Less redemption of 201,599 Units.............................................................        2,272,192
                                                                                                         --------------
                                                                                                              2,781,097
      Undistributed net investment income
         Net investment income........................................................................          277,833
         Less distributions to Unitholders............................................................          359,455
                                                                                                         --------------
                                                                                                                (81,622)
      Realized gain (loss) on Security sale or redemption.............................................          355,281
      Unrealized appreciation (depreciation) of Securities (note 2)...................................          526,087
      Distributions to Unitholders of Security sale proceeds..........................................               --
      Deferred Sales Charge...........................................................................          (27,638)
                                                                                                         --------------
            Net asset value to Unitholders............................................................   $    3,553,205
                                                                                                         ==============
   Net asset value per Unit (299,096 Units outstanding)...............................................   $        11.88
                                                                                                         ==============

        The accompanying notes are an integral part of these statements.

           VAN KAMPEN AMERICAN CAPITAL UTILITY INCOME TRUST, SERIES 8
                            Statements of Operations
             Period from September 4, 1996 (date of deposit) through
                 July 31, 1997 and the year ended July 31, 1998

                                                                                               1997            1998
                                                                                         ------------     ------------
   Investment income
      Dividend income..................................................................  $     156,736   $      149,858
      Expenses
         Trustee fees and expenses.....................................................          5,584            6,900
         Evaluator fees................................................................            847            1,080
         Supervisory fees..............................................................            906            1,059
         Organizational fees...........................................................           6177            6,208
                                                                                          ------------     ------------
         Total expenses................................................................         13,514           15,247
                                                                                          ------------     ------------
         Net investment income.........................................................        143,222          134,611
   ealized gain (loss) from Security sale or redemption
      Proceeds.........................................................................      1,041,679        1,366,254
      Cost.............................................................................        945,533        1,107,119
                                                                                          ------------     ------------
         Realized gain (loss)..........................................................         96,146          259,135
   Net change in unrealized appreciation (depreciation) of Securities..................        329,141          196,946
                                                                                          ------------     ------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
              FROM OPERATIONS..........................................................  $     568,509   $      590,692
                                                                                          ============     ============

                       Statements of Changes in Net Assets
            Period from September 4, 1996 (date of deposit) through
                 July 31, 1997 and the year ended July 31, 1998

                                                                                               1997           1998
                                                                                          ------------     ------------
   Increase (decrease) in net assets Operations:
      Net investment income...........................................................   $     143,222    $     134,611
      Realized gain (loss) on Security sale or redemption.............................          96,146          259,135
      Net change in unrealized appreciation (depreciation) of Securities..............         329,141          196,946
                                                                                          ------------     ------------
         Net increase (decrease) in net assets resulting from operations..............         568,509          590,692
   Distributions to Unitholders from:
      Net investment income...........................................................        (205,905)        (153,550)
      Security sale or redemption proceeds............................................              --               --
   Redemption of Units................................................................        (939,847)      (1,332,345)
   Deferred Sales Charges.............................................................              --          (27,638)
                                                                                          ------------     ------------
         Total increase (decrease)....................................................        (577,243)        (922,841)
   Net asset value to Unitholders
      Beginning of period.............................................................         146,624        4,476,046
      Additional Securities purchased from the proceeds of Unit Sales.................       4,906,665               --
                                                                                          ------------     ------------
      End of period (including undistributed net investment income of $(62,683)
         and $(81,622), respectively).................................................   $   4,476,046    $   3,553,205
                                                                                          ============     ============

        The accompanying notes are an integral part of these statements.

VAN KAMPEN AMERICAN CAPITAL UTILITY INCOME TRUST                                         PORTFOLIO as of July 31, 1998
-----------------------------------------------------------------------------------------------------------------------
                                                                              Standard
                                                                              & Poor's
                                                                              Earnings
                                                                                 and
                                                                              Dividend      Market        Market
Number                                                                         Ranking      Value         Value
of Shares               Name of Issuer                                        (Note 2)      Per Share     (Note 1)
-------------           ---------------------------------------------------   -------       -----------   -------------
5,428                   Alltel Corporation                                       A          $ 41.9375     $    227,637
-----------------------------------------------------------------------------------------------------------------------
4,721                   Ameritech Corporation                                    A-           49.1875          232,214
-----------------------------------------------------------------------------------------------------------------------
3,892                   BellSouth Corporation                                    B+           68.3125          265,872
-----------------------------------------------------------------------------------------------------------------------
5,617                   CLECO Corporation                                        A-           29.6875          166,755
-----------------------------------------------------------------------------------------------------------------------
5,140                   CINergy Corporation                                      B            31.5625          162,231
-----------------------------------------------------------------------------------------------------------------------
8,626                   DPL, Inc.                                                A-           17.0625          147,181
-----------------------------------------------------------------------------------------------------------------------
3,491                   Duke Power Company                                       A-           57.1250          199,424
-----------------------------------------------------------------------------------------------------------------------
4,203                   Enron Corporation                                        A-           52.9375          222,496
-----------------------------------------------------------------------------------------------------------------------
5,644                   Indiana Energy, Inc.                                     B+           27.5000          155,210
-----------------------------------------------------------------------------------------------------------------------
3,315                   KN Energy, Inc.                                          A-           49.4375          163,885
-----------------------------------------------------------------------------------------------------------------------
5,450                   MCN Corporation                                          A-           24.8125          135,228
-----------------------------------------------------------------------------------------------------------------------
4,480                   National Fuel Gas Company                                B+           41.3125          185,080
-----------------------------------------------------------------------------------------------------------------------
7,356                   Northern States Power Company                            A-           26.3125          193,555
-----------------------------------------------------------------------------------------------------------------------
5,373                   ONEOK, Inc.                                              B+           34.1250          183,354
-----------------------------------------------------------------------------------------------------------------------
6,407                   Questar Corporation                                      A            18.6250          119,330
-----------------------------------------------------------------------------------------------------------------------
3,743                   SCANA Corporation                                        A-           28.8125          107,845
-----------------------------------------------------------------------------------------------------------------------
2,592                   Sonat, Inc.                                              B+           29.2500           75,816
-----------------------------------------------------------------------------------------------------------------------
6,160                   Southern Company                                         A-           25.5000          157,080
-----------------------------------------------------------------------------------------------------------------------
6,333                   Washington Gas Light Company                             A            23.7500          150,409
-----------------------------------------------------------------------------------------------------------------------
8,612                   The Williams Companies, Inc.                             B+           32.0625          276,122

-------------                                                                                             ------------
106,583                                                                                                   $  3,526,724
=============                                                                                             ============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.

           VAN KAMPEN AMERICAN CAPITAL UTILITY INCOME TRUST, SERIES 8
                          Notes to Financial Statements
                             July 31, 1997 and 1998
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - Securities listed on a national securities exchange are valued at the last closing sales price, or if no such price exists, at the closing bid price.

   Security Cost - The original cost to the Trust of the Securities was based, for Securities listed on a national securities exchange, on the closing sale prices on the exchange, or if no such price existed, at the last offer prices, in each case, on the day of the various Dates of Deposit.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Securities in the Trust based on the value determined in Note 1 and (3) accumulated devidends thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from Securities transactions are reported on an identified cost basis.

    Organizational Costs - The Trust will bear all or a portion of its organizational costs, which will be deferred an amortized over th life of the Trust.

NOTE 2 - PORTFOLIO

   Ranking - All rankings are Standard & Poor's, A Division of the McGraw-Hill Companies. The rankings shown represent the latest published ratings of the Securities. For a brief description of ranking symbols and their related meanings, see "Description of Security Ratings" in Part Two.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at July 31, 1998 is as follows:

   Unrealized Appreciation         $      616,128
   Unrealized Depreciation               (90,041)
                                   --------------
                                   $      526,087
                                   ==============

   NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the value of the Securities in the portfolio of the Trust valued as described in Note 1, plus accumulated dividends to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on adding to the underlying value of the Securities per Unit on the date of an investor's purchase, plus an amount equal to the difference between the maximum sales charge of 4.5% of the public offering price which is equivalent to 4.712% of the aggregate offering price of the Securities and the maximum sales charge of ($.20 per Unit) and were assessed a deferred sales charge. Effective on each September 4, commencing September 4, 1997, the secondary sales charge does not include deferred payments but will instead include only a one-time initial sales charge of 4.0% of the Public Offering Price and will decrease by .5 of 1% to a minimum sales charge of 3.0%

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.005 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to Trust). The Evaluator receives an annual fee for regularly evaluating the Trust's portfolio. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer
Price Index.

NOTE 4 - REDEMPTION OF UNITS

   During the periods ended July 31, 1997 and 1998, 88,520 Units and 113,079 Units, respectively, were presented for redemption.

                               VAN KAMPEN MERRITT
                              UTILITY INCOME TRUST
                                       AND
                           VAN KAMPEN AMERICAN CAPITAL
                              UTILITY INCOME TRUST

                                                             Prospectus Part Two
--------------------------------------------------------------------------------
   The Trust. Van Kampen Merritt Utility Income Trust or Van Kampen American Capital Utility Income Trust (the "Trust") are unit investment trusts which offer investors the opportunity to purchase Units representing proportionate interests in a fixed portfolio of equity securities of companies diversified within the public utility industry. Unless terminated earlier, the Trust will terminate on the Mandatory Termination Date stated under "Summary of Essential Financial Information" in Part One of this Prospectus and any securities then held will, within a reasonable time thereafter, be liquidated or distributed by the Trustee. Any Securities liquidated at termination will be sold at the then current market value for such Securities; therefore, the amount distributable in cash to a Unitholder upon termination may be more or less than the amount such Unitholder paid for his Units.

   Attention Foreign Investors. If you are not a United States citizen or resident, distributions from the Trust will generally be subject to U.S. Federal withholding taxes; however, under certain circumstances treaties between the United States and other countries may reduce or eliminate such withholding tax. See "Federal Taxation." Such investors should consult their tax advisers regarding the imposition of U.S. withholding on distributions.

   Objectives of the Trust. The objectives of the Trust are a high level of dividend income and capital appreciation through investment in a fixed portfolio of equity securities of companies diversified within the public utility industry. Many of these companies have established a history of paying regular dividends and of increasing their dividends over time. See "Objectives and Securities Selection".
There is no assurance that the Trust will achieve its objectives.

   Public Offering Price. The secondary market Public Offering Price of each Trust will include the aggregate underlying value of the Securities in the Trust, the applicable sales charge as described herein, and cash, if any, in the Income and Capital Accounts held or owned by the Trust. The minimum purchase is 100 Units for Series 8 and subsequent Series, 250 Units (50 Units for a tax-sheltered retirement plan) for Series 3 through Series 7 and five Units (one for a tax-sheltered retirement plan) for Series 2. See "Public Offering".

   Estimated Annual Distributions. The estimated annual dividend distributions per unit will vary with changes in fees and expenses of the Trust, with changes in dividends received and with the sale or liquidation of Securities; therefore, there is no assurance that the estimated annual dividend distribution will be realized in the future.

    Distributions. Distributions of dividends received by the Trust will be made monthly. Distributions of funds in the Capital Account, if any, will be made in December of each year. See "Rights of Unitholders-Distributions of Income and Capital".

   Units of the Trust are not deposits or obligations of, or guaranteed by, any bank and are not federally insured or otherwise protected by the Federal Reserve Board or any other agency and involve investment risk, including the possible loss of principal.

      NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE. Both parts of this Prospectus should be retained for future reference.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    This Prospectus is dated as of the date of the Prospectus Part I accompanying this Prospectus Part II.

   Termination. Commencing on the Mandatory Termination Date Equity Securities will begin to be sold in connection with the termination of the Trust. The Sponsor will determine the manner, timing and execution of the sale of the Equity Securities. Written notice of any termination of the Trust specifying the time or times at which Unitholders may surrender their certificates for cancellation shall be given by the Trustee to each Unitholder at his address appearing on the registration books of the Trust maintained by the Trustee. At least 30 days prior to the Mandatory Termination Date the Trustee will provide written notice thereof to all Unitholders and will include with such notice a form to enable Unitholders to elect a distribution of share of Equity Securities if such Unitholder owns the applicable number of Units of the Trust, rather than to receive payment in cash for such Unitholder's pro rata share of the amounts realized upon the disposition by the Trustee of Equity Securities. All Unitholders will receive cash in lieu of any fractional shares. To be effective, the election form, together with surrendered certificates, if issued, an other documentation required by the Trustee, must be returned to the trustee at least five business days prior to the Mandatory Termination Date. Unitholders not electing a distribution of shares of Equity Securities will receive a cash distribution from the sale of the remaining Securities within a reasonable time after the Trust is terminated. See "Trust Administration--Amendment or Termination."

   Reinvestment Option. Unitholders of any Van Kampen American Capital-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase units of any other Van Kampen American Capital trust in the initial offering period accepting rollover investments subject to a reduced sales charge to the extent stated in the related prospectus (which may be deferred in certain cases). Unitholders also have the opportunity to have their distributions reinvested into an open-ended management investment company as described herein. See "Rights of Unitholders--Reinvestment Option."

   Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including the possible deterioration of either the financial condition of the issuers, the general condition of the stock market, volatile interest rates and risks related to an investment in public utility issuers. See "Risk Factors".

 THE TRUST

   Van Kampen Merritt Utility Income Trust or Van Kampen American Capital Utility Income Trust (the "Trust") are unit investment trusts created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), among Van Kampen American Capital Distributors, Inc., as Sponsor, The Bank of New York as Trustee, and American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., as Evaluator (or their predecessors).

   The Trust may be an appropriate medium for investors who desire to participate in a portfolio of public utility equity securities with greater diversification than they might be able to acquire individually. Diversification of the Trust's assets will not eliminate the risk of loss always inherent in the ownership of securities. See "Trust Portfolio".

   Each Unit represents a fractional undivided interest in the Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase accordingly, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

OBJECTIVES AND SECURITIES SELECTION

   The objectives of the Trust are to provide investors with a high level of dividend income and capital appreciation. Investors should be aware that the objectives of a high level of dividend income and capital appreciation are likely to be contradictory; thus, the Trust's portfolio is comprised of securities which result in a compromise between these objectives. The portfolio of the Trust is described under "Trust Portfolio" herein and "Portfolio" in Part One of this Prospectus. The securities deposited in the Trust pursuant to the Trust Agreement are referred to as the "Securities". An investor will be subjected to taxation on the dividend income received from the Trust and on gains from the sale or liquidation of Securities (see "Federal Taxation"). Investors should be aware that there is no guarantee that the Trust's objectives will be achieved because they are subject to the continuing ability of the respective Security issuers to continue to declare and pay dividends and because the market value of the Securities can be affected by a variety of factors. Common stocks may be especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. Investors should be aware that there can be no assurance that the value of the underlying Securities will increase or that the issuers of the Securities will pay dividends on outstanding common shares. Any distributions of income will generally depend upon the declaration of dividends by the issuers of the Securities and the declaration of any dividends depends upon several factors including the financial condition of the issuers and general economic conditions.

   In selecting Securities for the Trust, the following factors, among others, were considered by the Sponsor: (a) the quality of the Securities, (b) the yield and price of the Securities relative to other similar securities and (c) the likelihood that earnings and dividends will continue or increase.

   Investors should be aware that the Trust is not a "managed" trust and as a result the adverse financial condition of a company will not result in its elimination from the Portfolio except under extraordinary circumstances (see "Trust Administration-Portfolio Administration"). In addition, Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. Investors should note in particular that the securities were selected by the Sponsor as of the date the Securities were purchased by the Trust. The Trust may continue to purchase or hold Securities originally selected through this process even though the evaluation of the attractiveness of the Securities may have changed and, if the evaluation were performed again at that time, the Securities would not be selected for the Trust.

 TRUST PORTFOLIO

   The Trust consists of a number of different issues of Securities, all of which were issued by public utility companies listed on a national securities exchange, the NASDAQ National Market System or are traded in the over-the-counter market.

   The Trust consists of such of the Securities listed under "Portfolio" in Part One of this Prospectus as may continue to be held from time to time in the Trust together with cash held in the Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any failure in any of the Securities.

   Because certain of the Securities from time to time may be sold under certain circumstances described herein, and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Although the Portfolio is not managed, the Sponsor may instruct the Trustee to sell Securities under certain limited circumstances. Securities, however, will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation.

   Unitholders will be unable to dispose of any of the Securities in the Portfolio, as such, and will not be able to vote the Securities. As the holder of the Securities, the Trustee will have the right to vote all of the voting stocks in the Trust and will vote such stocks in accordance with the instructions of the Sponsor. Unitholders may, however, be able upon request to receive an "In Kind Distribution" of these Securities evidenced by the Units (see "Rights of Unitholders-Redemption of Units").

RISK FACTORS

   An investment in Units of the Trust should be made with an understanding of the characteristics of the public utility industry and the risks which such an investment may entail. General problems of such issuers include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Securities in the portfolio to make payments of principal and/or interest on such Securities.

   Utilities are generally subject to extensive regulation by state utility commissions which, for example, establish the rates which may be charged and the appropriate rate of return on an approved asset base, which must be approved by the state commissions. Certain utilities have had difficulty from time to time in persuading regulators, who are subject to political pressures, to grant rate increases necessary to maintain an adequate return on investment and voters in many states have the ability to impose limits on rate adjustments (for example, by initiative or referendum). Any unexpected limitations could negatively affect the profitability of utilities whose budgets are planned far in advance. In addition, gas pipeline and distribution companies have had difficulties in adjusting to short and surplus energy supplies, enforcing or being required to comply with long-term contracts and avoiding litigation from their customers, on the one hand, or suppliers, on the other.

   Certain of the issuers of the Securities in the Trust may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing, and impose additional, requirements governing the licensing, construction and operation of nuclear power plants. Nuclear generating projects in the electric utility industry have experienced substantial cost increases, construction delays and licensing difficulties. These have been caused by various factors, including inflation, high financing costs, required design changes and rework, allegedly faulty construction, objections by groups and governmental officials, limits on the ability to finance, reduced forecasts of energy requirements and economic conditions. This experience indicates that the risk of significant cost increases, delays and licensing difficulties remains present through to completion and achievement of commercial operation of any nuclear project. Also, nuclear generating units in service have experienced unplanned outages or extensions of scheduled outages due to equipment problems or new regulatory requirements sometimes followed by a significant delay in obtaining regulatory approval to return to service. A major accident at a nuclear plant anywhere, such as the accident at a plant in Chernobyl, could cause the imposition of limits or prohibitions on the operation, construction or licensing of nuclear units in the United States.

   Other general problems of the gas, water, telephone and electric utility industry (including state and local joint action power agencies) include difficulty in obtaining timely and adequate rate increases, difficulty in financing large construction programs to provide new or replacement facilities during an inflationary period, rising costs of rail transportation to transport fossil fuels, the uncertainty of transmission service costs for both interstate and intrastate transactions, changes in tax laws which adversely affect a utility's ability to operate profitably, increased competition in service costs, recent reductions in estimates of future demand for electricity and gas in certain areas of the country, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain availability and increased cost of capital, unavailability of fuel for electric generation at reasonable prices, including the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal, availability and cost of natural gas for resale, technical and cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive wastes, and the effects of energy conservation.

   In view of the pending investigations and the other uncertainties discussed above, there can be no assurance that any company's share of the full cost of units under construction ultimately will be recovered in rates or of the extent to which a company could earn an adequate return on its investment in such units. The likelihood of a significantly adverse event occurring in any of the areas of concern described above varies, as does the potential severity of any adverse impact. It should be recognized, however, that one or more of such adverse events could occur and individually or collectively could have a material adverse impact on the financial condition or the results of operations of a company's ability to make dividend payments.

   A bill is currently pending in Congress which would deregulate and restructure the electric utility industry in the U.S. The bill would establish a federal mandate for all electric utilities to provide retail choice to all classes of customers by late in the year 2000. After retail choice is established, a state utility commission would be prohibited from regulating rates for retail electricity services and would not be allowed to bar any supplier from offering retail service to any customer. In addition to substantially increasing competition within the industry, certain authorities have estimated that restructuring of the industry could result in substantial stranded investment costs relating to lost long-term investments made in reliance on future maintenance of current customer bases (which could be negatively impacted by deregulation). Any such stranded costs would be borne by the stockholders of the related issuers, including the Trust. Although the Sponsor makes no prediction as to whether this legislation will be adopted, many authorities believe that deregulation and restructuring within the electric utility industry is likely to occur in the coming years. Accordingly, it is likely that the U.S. electricity market will become highly competitive in future years. Deregulation of the electric utility industry is in the early stages and no assurance can be made as to the timing or impact of future deregulation or restructuring. Accordingly, the restructuring and deregulation of the electricity industry is marked by great uncertainty and could have a material adverse impact on certain issuers.

   In addition, Congress recently enacted the Telecommunications Act of 1996 which, among other things, is designed to open local telephone services to competition. While final regulations have only recently been adopted, the Telecommunications Act is expected to have a significant impact on the telecommunications industry. In particular, companies within the local exchange and long distance markets will be subject to substantially increased competition from other long distance carriers, competitive access providers and cable companies, among others. Telecommunications companies will need to be able to adapt to an increasingly innovative and competitive marketplace with many companies offering combined video, internet and telephonic services. This increased competition and the changing regulatory environment within the telecommunications industry could have a material adverse impact on certain issuers of the Securities.

   General. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Equity Securities or the general condition of the common stock market may worsen and the value of the Equity Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Certain of the issuers may currently be in arrears with respect to preferred stock dividend payments. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Equity Securities in the portfolio may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit or at the time a Unitholder purchases Units.

   Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

   Whether or not the Equity Securities are listed on a national securities exchange, the principal trading market for the Equity Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Equity Securities may depend on whether dealers will make a market in the Equity Securities. There can be no assurance that a market will be made for any of the Equity Securities, that any market for the Equity Securities will be maintained or of the liquidity of the Equity Securities in any markets made. In addition, the Trust may be restricted under the Investment Company Act of 1940 from selling Equity Securities to the Sponsor. The price at which the Equity Securities may be sold to meet redemptions, and the value of the Trust, will be adversely affected if trading markets for the Equity Securities are limited or absent.

   An investment in Units of the Trust should be made with an understanding of the characteristics of the public utility industry and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Securities in the portfolio to make dividend payments and/or interest on such Securities.

   Utilities are generally subject to extensive regulation by state utility commissions which, for example, establish the rates which may be charged and the appropriate rate of return on an approved asset base, which must be approved by the state commissions. Certain utilities have had difficulty from time to time in persuading regulators, who are subject to political pressures, to grant rate increases necessary to maintain an adequate return on investment and voters in many states have the ability to impose limits on rate adjustments (for example, by initiative or referendum). Any unexpected limitations could negatively affect the profitability of utilities whose budgets are planned far in advance. In addition, gas pipeline and distribution companies have had difficulties in adjusting to short and surplus energy supplies, enforcing or being required to comply with long-term contracts and avoiding litigation from their customers, on the one hand, or suppliers, on the other.

   Certain of the issuers of the Securities in the Trust may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing, and impose additional, requirements governing the licensing, construction and operation of nuclear power plants. Nuclear generating projects in the electric utility industry have experienced substantial costs increases, construction delays and licensing difficulties. These have been caused by various factors, including inflation, high financing costs, required design changes and rework, allegedly faulty construction, objections by groups and governmental officials, limits on the ability to finance, reduced forecasts of energy requirements and economic conditions. This experience indicates that the risk of significant cost increases, delays and licensing difficulties remains present through to completion and achievement of commercial operation of any nuclear project. Also, nuclear generating units in service have experienced unplanned outages or extensions of scheduled outages due to equipment problems or new regulatory requirements sometimes followed by a significant delay in obtaining regulatory approval to return to service. A major accident at a nuclear plant anywhere, such as the accident at a plant in Chernobyl, could cause the imposition of limits or prohibitions on the operation, construction or licensing of nuclear units in the United States.

   Other general problems of the gas, water, telephone and electric utility industry (including state and local joint action power agencies) include difficulty in obtaining timely and adequate rate increases, difficulty in financing large construction programs to provide new or replacement facilities during an inflationary period, rising costs of rail transportation to transport fossil fuels, the uncertainty of transmission service costs for both interstate and intrastate transactions, changes in tax laws which adversely affect a utility's ability to operate profitably, increased competition in service costs, recent reductions in estimates of future demand for electricity and gas in certain areas of the country, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain availability and increased cost of capital, unavailability of fuel for electric generation at reasonable prices, including the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal, availability and cost of natural gas for resale, technical and cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive wastes, and the effects of energy conservation. Each of the problems referred to could adversely affect the ability of the issuers of any utility bonds in the Trust to make payments due on these bonds.

   In view of the pending investigations and the other uncertainties discussed above, there can be no assurance that any company's share of the full cost of nuclear units under construction ultimately will be recovered in rates or of the extent to which a company could earn an adequate return on its investment in such units. The likelihood of a significantly adverse event occurring in any of the areas of concern described above varies, as does the potential severity of any adverse impact. It should be recognized, however, that one or more of such adverse events could occur and individually or collectively could have a material adverse impact on the financial condition or the results of operations of a company's ability to make interest and principal payments on its outstanding debt.

   An investment in Units should be made with an understanding of the risks which an investment in common stock entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the common stock market may worsen and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of or holders of debt obligations or preferred stocks of such issuers. Shareholders of common stocks of the type held by the Trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks are subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the Securities in the Portfolio may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the date stated in the "Summary of Essential Financial Information" in Part One of this Prospectus.

FEDERAL TAXATION

   The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code"). Unitholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trust. For purposes of the following discussion and opinion, it is assumed that each Equity Security is equity for federal income tax purposes.

   In the opinion of Chapman and Cutler, special counsel for the Sponsor, under existing law:

   1. The Trust is not an association taxable as a corporation for federal income tax purposes; each Unitholder will be treated as the owner of a pro rata portion of each of the assets of the Trust under the Code; and the income of the Trust will be treated as income of the Unitholders thereof under the Code. Each Unitholder will be considered to have received his pro rata share of income derived from each Trust asset when such income is considered to be received by the Trust.

   2. Each Unitholder will have a taxable event when the Trust disposes of an Equity Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unitholder (except to the extent an in kind distribution of stock is available and received by such Unitholder from the Trust, as described below). The price a Unitholder pays for his Units, generally including sales charges, is allocated among his pro rata portion of each Equity Security held by the Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unitholder purchases his Units) in order to determine his tax basis for his pro rata portion of each Equity Security held by the Trust. Unitholders should consult their own tax advisors with regard to calculation of basis.

   A Unitholder will be considered to have received all of the dividends paid on his pro rata portion of each Equity Security when such dividends are received by the Trust. Unitholders will be taxed in this manner regardless of whether distributions from the Trust are actually received by the Unitholder or are automatically reinvested. For federal income tax purposes, a Unitholder's pro rata portion of the dividends, as defined by Section 316 of the Code, paid with respect to an Equity Security held by the Trust are taxable as ordinary income to the extent of such corporation's current and accumulated "earnings and profits." A Unitholder's pro rata portion of dividends paid on such Equity Security which exceed such current and accumulated earnings and profits will first reduce a Unitholder's tax basis in such Equity Security, and to the extent that such dividends exceed a Unitholder's tax basis in such Equity Security shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unitholder has held his Units.

   3. A Unitholder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Equity Securities held by the Trust will generally be considered a capital gain (except in the case of a dealer or a financial institution). A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Equity Securities held by the Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unitholders should consult their tax advisers regarding the recognition of such capital gains and losses for federal income tax purposes.

   Dividends Received Deduction. A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to such Unitholder's pro rata portion of dividends received by the Trust (to the extent such dividends are taxable as ordinary income, as discussed above and are attributable to domestic corporations) in the same manner as if such corporation directly owned the Equity Securities paying such dividends (other than corporate Unitholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Final regulations have been issued which address special rules that must be considered in determining whether the 46 day holding period requirement is met. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate Unitholder owns certain stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation. It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. Unitholders should consult with their tax advisers with respect to the limitations on and possible modifications to the dividends received deduction.

   To the extent dividends received by the Trust are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations.

   Limitations on Deductibility of Trust Expenses by Unitholders. Each Unitholder's pro rata share of each expense paid by the Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unitholders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation.

   Recognition of Taxable Gain or Loss upon Disposition of Securities by a Trust or Disposition of Units. As discussed above, a Unitholder may recognize taxable gain (or loss) when an Equity Security is disposed of by the Trust or if the Unitholder disposes of a Unit. The Taxpayer Relief Act of 1997 (the "1997 Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) is subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding periods of the capital assets. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. Generally, capital gains realized from assets held for more than one year but not more than 18 months are taxed at a maximum marginal stated tax rate of 28% and capital gains realized from assets (with certain exclusions) held for more than 18 months are taxed at a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Further, capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. Legislation is currently pending that provides the appropriate methodology that should be applied in netting the realized capital gains and losses. Such legislation is proposed to be effective retroactively for tax years ending after May 6, 1997. It should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

   In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisors regarding the potential effect of this provision on their investment in Units.

   If the Unitholder disposes of a Unit, he or she is deemed thereby to have disposed of his or her entire pro rata interest in all assets of the Trust including his or her pro rata portion of all the Equity Securities represented by the Unit. The 1997 Act includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unitholders should consult their own tax advisers with regard to any such constructive sales rules.

   Special Tax Consequences of In-Kind Distributions upon Redemption or Termination of the Trust. Under certain circumstances, a Unitholder tendering Units for redemption may be able to request an In-Kind Distribution. In-Kind Distributions are not available, however, of foreign securities held by the Trust. A Unitholder may also under certain circumstances be able to request an In-Kind Distribution upon the termination of the Trust. See "Rights of Unitholders--Redemption of Units." As previously discussed, prior to the redemption of Units or the termination of the Trust, a Unitholder is considered as owning a pro rata portion of each of the Trust assets for federal income tax purposes. The receipt of an In-Kind Distribution will result in a Unitholder receiving an undivided interest in whole shares of stock plus, possibly, cash.

   The potential tax consequences that may occur under an In-Kind Distribution will depend on whether or not a Unitholder receives cash in addition to Equity Securities. An "Equity Security" for this purpose is a particular class of stock issued by a particular corporation. A Unitholder will not recognize gain or loss if a Unitholder only receives Equity Securities in exchange for his or her pro rata portion in the Equity Securities held by the Trust. However, if a Unitholder also receives cash in exchange for a fractional share of an Equity Security held by the Trust, such Unitholder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unitholder and his tax basis in such fractional share of an Equity Security held by the Trust.

   Because the Trust will own many Equity Securities, a Unitholder who requests an In-Kind Distribution will have to analyze the tax consequences with respect to each Equity Security owned by the Trust. The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unitholder with respect to each Equity Security owned by the Trust. Unitholders who request an In-Kind Distribution are advised to consult their tax advisers in this regard.

   Computation of the Unitholder's Tax Basis. Initially, a Unitholder's tax basis in his Units will generally equal the price paid by such Unitholder for his Units. The cost of the Units is allocated among the Equity Securities held in the Trust in accordance with the proportion of the fair market values of such Equity Securities on the valuation date closest to the date the Units are purchased in order to determine such Unitholder's tax basis for his pro rata portion of each Equity Security.

   A Unitholder's tax basis in his Units and his pro rata portion of an Equity Security held by the Trust will be reduced to the extent dividends paid with respect to such Equity Security are received by the Trust which are not taxable as ordinary income as described above.

   General. Each Unitholder will be requested to provide the Unitholder's taxpayer identification number to the trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by the Trust (other than those that are not treated as United States source income, if any) will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States person. Such persons should consult their tax advisers.

   In general, income that is not effectively connected to the conduct of a trade or business within the United States that is earned by non-U.S. Unitholders and derived from dividends of foreign corporations will not be subject to U.S. withholding tax provided that less than 25 percent of the gross income of the foreign corporation for a three-year period ending with the close of its taxable year preceding payment was not effectively connected to the conduct of a trade or business within the United States. In addition, such earnings may be exempt from U.S. withholding pursuant to a specific treaty between the United States and a foreign country. Non-U.S. Unitholders should consult their own tax advisers regarding the imposition of U.S. withholding on distributions from the Trust.

   It should be noted that payments to the Trust of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes and Unitholders should consult their tax advisers regarding the potential tax consequences relating to the payment of any such withholding taxes by the Trust. Any dividends withheld as a result thereof will nevertheless be treated as income to the Unitholders. Because, under the grantor trust rules, an investor is deemed to have paid directly his share of foreign taxes that have been paid or accrued, if any, an investor may be entitled to a foreign tax credit or deduction for United States tax purposes with respect to such taxes. The 1997 Act imposes a required holding period for such credits. Investors should consult their tax advisers with respect to foreign withholding taxes and foreign tax credits.

   At the termination of the Trust, the Trustee will furnish to each Unitholder of such Trust a statement containing information relating to the dividends received by the Trust on the Equity Securities, the gross proceeds received by the Trust from the disposition of any Equity Security (resulting from redemption or the sale of any Equity Security), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to Unitholders and to the Internal Revenue Service.

   Unitholders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker-dealers for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established.

   In the opinion of special counsel to the Trust for New York tax matters, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.

   The foregoing discussion relates only to the tax treatment of U.S. Unitholders ("U.S. Unitholders") with regard to federal and certain aspects of New York State and City income taxes. Unitholders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisers in this regard. As used herein, the term "U.S. Unitholder" means an owner of a Unit in the Trust that (a) is (i) for United States federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (b) does not qualify as a U.S. Unitholder in paragraph (a) but whose income from a Unit is effectively connected with such Unitholder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable.

TRUST OPERATING EXPENSES

   Compensation of Sponsor and Evaluator. The Sponsor will not receive any fees in connection with its activities relating to the Trust. However, Van Kampen American Capital Investment Advisory Corp., which is an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Financial Information" in Part One of this Prospectus, for providing portfolio supervisory services for the Trust. Such fee (which is based on the number of Units outstanding on January 1 of each year) may exceed the actual costs of providing such supervisory services for this Trust, but at no time will the total amount received for portfolio supervisory services rendered to this Series and other unit investment trusts sponsored by the Sponsor for which it provides such supervisory services in any calendar year exceed the aggregate cost to the Supervisor of supplying such services in such year. In addition, the Evaluator, which is a division of Van Kampen American Capital Investment Advisory Corp., shall receive as an annual evaluation fee for regularly evaluating the Trust's portfolio that amount set forth under "Summary of Essential Financial Information" in Part One of this Prospectus (which is based on the outstanding number of Units on January 1 of each year). Both of the foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor and dealers will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units as described under "Public Offering-Sponsor and Dealer Compensation".

   Trustee's Fee. For its services the Trustee will receive as an annual fee from the Trust that amount set forth under "Summary of Essential Information" in Part One of this Prospectus (which is based on the outstanding number of units on January 1 of each year for which such compensation relates). The Trustee's fees are payable monthly on or before the twenty-fifth day of each month from the Income Account to the extent funds are available and then from the Capital Account. The Trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these accounts are non-interest bearing and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders-Reports Provided" and "Trust Administration".

   Miscellaneous Expenses. All costs and expenses incurred in creating and establishing Series 7 and prior Series of the Trust, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to such Trust. Expenses incurred in establishing Series 8 and subsequent Series of the Trust, including the cost of the initial preparation of documents relating to the Trust (including the Prospectus, Trust Agreement and certificates), federal and state registration fees, the initial fees and expenses of the Trustee, legal and accounting expenses, payment of closing fees and any other out-of-pocket expenses, will be paid by such Trust and amortized over the life of such Trust. The following additional charges are or may be incurred by the Trust: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of the Trust, (b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of the Trust without negligence, bad faith or wilful misconduct on its part and (g) expenditures incurred in contacting Unitholders upon termination of the Trust.

   The fees and expenses set forth herein are payable out of the Trust. All of the fees and expenses of the Trust will accrue on a daily basis and will be charged to the Trust, in arrears, on a monthly basis as of the tenth day of each month. The fees and expenses of Series 8 and subsequent Series are payable out of the Capital Account while the fees and expenses of all other Series are paid out of the Income Account. When such fees and expenses are paid by or owning to the Trustee, they are secured by a lien on the portfolio of the Trust. Since the Securities are all common stocks, and the income stream produced by dividend payments is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Securities to pay such amounts. These sales may result in capital gains or losses to Unitholders. See Taxation".

PUBLIC OFFERING

   General. The secondary market public offering price is based on the aggregate underlying value of the Securities in the Trust, an applicable sales charge (which will be reduced by .5 of 1% annually to a minimum sales charge of 1.5% (3.0% for Series 8)), and cash, if any, in the Income and Capital Accounts held or owned by the Trust.

   Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen American Capital Distributors, Inc. and its affiliates, dealers and their affiliates, and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

   Units may be purchased in the secondary market at the Public Offering Price (for purchases which do not qualify for a sales charge reduction for quantity purchases) less the concession the Sponsor typically allows to brokers and dealers for purchases (see "Public Offering--Unit Distribution") by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at lest 90 days, has been an officer, director, or bona fide employee of any firm offering Units for sale to investors or their spouses or children and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

   The Trustee has no cash for distribution to Unitholders until it receives dividend payments on the Securities in the Trust. The Trustee is authorized to provide its own funds, at times, in order to advance income distributions. The Trustee will recover these advancements when such dividend income is received.

   Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One of this Prospectus in accordance with fluctuations in the prices of the underlying Securities in the Trust.

   The price of the Units as of the opening of business on the date therein stated in the "Summary of Essential Financial Information" in Part One of this Prospectus was established by adding to the determination of the aggregate underlying value of the Securities an amount initially equal to 4.712% of such value and dividing the sum so obtained by the number of Units outstanding. Such underlying value shall include the proportionate share of any cash held in the Capital Account. This computation produced a gross sales commission initially equal to 4.5% of the Public Offering Price. The Evaluator will appraise or cause to be appraised daily the value of the underlying Securities as of 4:00 P.M. Eastern time on days the New York Stock Exchange is open for business and will adjust the Public Offering Price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received at or prior to the close of trading on the New York Stock Exchange on each such day. Orders received by the Trustee, Sponsor or any Underwriter for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. Such sales charge will be reduced over time, as set forth in "Summary of Essential Financial Information" in Part One of this Prospectus, to a minimum sales charge of either 3.0% or 1.5%.

   The value of the Securities is determined on each business day by the Evaluator based on the closing sale prices on the day the valuation is made for Securities listed on a national stock exchange or, if no such price exists, at the bid price on the day the valuation is made. For Securities not so listed or, if so listed and the principal market to the Securities is other than such exchange, or if in either case such prices are unavailable, the valuation will be made based on the current bid price on the over-the-counter market or by taking into account the same factors referred to under "Rights of Unitholders-Redemption of Units".

    Unit Distribution. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary market Public Offering Price in the manner described.

    Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 60% of the applicable sales charge.

   Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act.

   To facilitate the handling of transactions, sales of Units shall normally be limited to transactions involving a minimum of 100 Units for Series 8 and subsequent Series and 250 Units (50 Units for a tax-sheltered retirement plan). The minimum purchase for Series 2 is five Units (one Unit for a tax-sheltered retirement plan for Series 3 through Series 7). The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

   Sponsor and Dealer Compensation. The Sponsor and dealers will receive the gross sales commission as described under "Public Offering-General" above. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   As stated under "Public Market" below, the Sponsor intends to, and certain dealers maintain a secondary market for Units of the Trust. In so maintaining a market, the Sponsor and any such dealers will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge). In addition, the Sponsor and any such dealers will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

   Public Market. Although they are not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and offer continuously to purchase Units. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders-Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

   Tax-Sheltered Retirement Plans. Units of the Trust are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The purchase of Units of the Trust may be limited by the plans' provisions and does not itself establish such plans. The minimum purchase in connection with a tax-sheltered retirement plan is one Unit with respect to Series 2 and 50 Units with respect to Series 3 through Series 7.

RIGHTS OF UNITHOLDERS

   Certificates. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trust is evidenced by certificates unless a Unitholder or the Unitholder's registered broker-dealer makes a written request to the Trustee that ownership be in book entry. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presentation and surrender of such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign such written request, and such certificate or transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate representing the Units to be transferred with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof.

   Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

   Distributions of Income and Capital. Income received by the Trust is credited by the Trustee to the Income Account. Other receipts are credited to the Capital Account. Income received by the Trust will be distributed on or shortly after the twenty-fifth day of each month on a pro rata basis to Unitholders of record as of the preceding record date (which will be the tenth day of the month). All distributions will be net of applicable expenses. In addition, amounts from the Capital Account, if any, will be distributed at least annually in December to the Unitholders then of record. Proceeds received from the disposition of any of the Securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date applicable to such Capital Account. In the case of certain Series, the Trustee shall not be required to make a distribution from the Capital Account unless the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per 50 Units. The Trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds).

   The distribution to the Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholders' pro rata share of the estimated annual dividend distributions in the Income Account after deducting estimated expenses. Because dividends are not received by the Trust at a constant rate throughout the year, such distributions to Unitholders are expected to fluctuate from distribution to distribution. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

   On or before the twenty-fifth day of each month, the Trustee will deduct from the Income Account or Capital Account amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Operating Expenses"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Capital Accounts such amounts as may be necessary to cover redemptions of Units.

   Reinvestment Option. Unitholders of the Trust may elect to have each distribution of income, capital gains and/or capital on their Units automatically reinvested in shares of certain Van Kampen American Capital or Morgan Stanley mutual funds which are registered in such Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds."

   Each Reinvestment Fund has investment objectives which differ in certain respects from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.

   After becoming a participant in a reinvestment plan, each distribution of income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value as described above.

   Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund. A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions of his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

   Reports Provided. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of income and the amount of other receipts (received since the preceding distribution), if any, being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. For as long as the Trustee deems it to be in the best interest of the Unitholders, the accounts of the Trust shall be audited, not less frequently than annually, by independent certified public accountants, and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder a statement (i) as to the Income
Account: income received, deductions for applicable taxes and for fees and expenses of the Trust, for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Capital Account: the dates of disposition of any Securities (other than pursuant to In Kind Distributions) and the net proceeds received therefrom, the results of In Kind Distributions in connection with redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trust held for distribution to Unitholders of record as of a date prior to the determination and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Income and Capital Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

   In order to comply with federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

   Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286 of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered to the person seeking redemption or satisfactory indemnity provided. No redemption fee will be charged. On the third business day following such tender, the Unitholder will be entitled to receive in cash (unless the redeeming Unitholder elects an In Kind Distribution as indicated below) an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day.

   The Trustee is empowered to sell Securities in order to make funds available for redemption if funds are not otherwise available in the Capital and Income Accounts to meet redemptions. The Securities to be sold will be selected by the Trustee from those designated on a current list provided by the portfolio supervisor for this purpose. Units so redeemed shall be cancelled.

   Unitholders tendering 25 Units or more for redemption with respect to Series 2, 1,250 Units or more for redemption with respect to Series 3 through 7 and 1,000 Units or more with respect to Series 8 and subsequent series may request from the Trustee in lieu of a cash redemption a distribution in kind ("In Kind Distribution") of an amount and value of Securities per Unit equal to the Redemption Price per Unit as determined as of the evaluation next following the tender. An In Kind Distribution on redemption of Units will be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at Depository Trust Company. The tendering Unitholder will receive his pro rata number of whole shares of each of the Securities comprising the portfolio and cash from the Capital Account equal to the fractional shares to which the tendering Unitholder is entitled. In implementing these redemption procedures, the Trustee shall make any adjustments necessary to reflect differences between the Redemption Price of the Securities distributed in kind as of the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities according to the criteria discussed above.

   To the extent that Securities are redeemed in kind or sold, the size of the Trust will be, and the diversity of the Trust may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities in the Portfolio at the time of redemption. Special federal income tax consequences will result if a Unitholder requests an In Kind Distribution. See "Federal Taxation".

   The Redemption Price per Unit will be determined on the basis of the aggregate underlying value of the Securities in the Trust. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in the Trust determined on the basis of (i) the cash on hand in the Trust or monies in the process of being collected and (ii) the value of the Securities in the Trust, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) any amount owing to the Trustee for its advances and (c) the accrued expenses of the Trust. The Evaluator may determine the value of the Securities in the Trust in the following manner: if the Securities are listed on a national securities exchange, the evaluation will generally be based on the closing sale price on the exchange (unless the Evaluator deems the price inappropriate as a basis for evaluation) or, if there is no closing sale price on the exchange, at the closing bid price. If the Securities are not so listed or, if so listed and the principal market for the Securities is other than on the exchange, the evaluation will generally be made by the Evaluator in good faith based on the current bid price on the over-the-counter market (unless the Evaluator deems this price inappropriate as a basis for evaluation) or, if bid price is not available, (1) on the basis of the current bid price for comparable securities,
(2) by the Evaluator's appraising the value of the Securities in good faith at the bid side of the market or (3) by any combination thereof. See "Public Offering-Offering Price".

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in the Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

TRUST ADMINISTRATION

   Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the date on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

   The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

   Portfolio Administration. The portfolio of the Trust is not "managed" by the Sponsor, Supervisor or the Trustee; their activities described herein are governed solely by the provisions of the Trust Agreement. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The Trust, however, will not be managed. The Trust Agreement, however, provides that the Sponsor may (but need not) direct the Trustee to dispose of an Equity Security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of an Equity Security has declined to such an extent or other such credit factors exist so that in the opinion of the Sponsor the retention of such Securities would be detrimental to the Trust. Pursuant to the Trust Agreement and with limited exceptions, the Trustee may sell any securities or other properties acquired in exchange for Equity Securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property, the Trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by the Trust, they may be accepted for deposit in the Trust and either sold by the Trustee or held in the Trust pursuant to the direction of the Sponsor (who may rely on the advice of the Supervisor). Proceeds from the sale of Securities (or any securities or other property received by the Trust in exchange for Equity Securities) are credited to the Capital Account for distribution to Unitholders or to meet redemptions. Except as stated under "Trust Portfolio" for failed securities and as provided in this paragraph, the acquisition by the Trust of any securities other than the Securities is prohibited.
   As indicated under "Rights of Unitholders-Redemption of Units" above, the Trustee may also sell Securities designated by the Supervisor, or if no such designation has been made, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses.

   The Supervisor, in designating Equity Securities to be sold by the Trustee, will generally make selections in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of individual issues of Equity Securities in the Trust. To the extent this is not practicable, the composition and diversity of the Equity Securities in the Trust may be altered. In order to obtain the best price for the Trust, it may be necessary for the Supervisor to specify minimum amounts (generally 100 shares) in which blocks of Equity Securities are to be sold.

   Amendment or Termination. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, provided, however, that the Trust Agreement may not be amended to increase the number of Units. The Trust Agreement may also be amended in any respect by the Trustee and Sponsor, or any of the provisions thereof may be waived, with the consent of the holders of 51% of the Units then outstanding, provided that no such amendment or waiver will reduce the interest in the Trust of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

   The Trust may be liquidated at any time by consent of Unitholders representing 51% of the Units then outstanding or by the Trustee when the value of the Trust, as shown by any evaluation, is less than that indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. The Trust Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date stated under "Summary of Essential Financial Information" in Part One of this Prospectus.

   Written notice of any termination specifying the time or times at which Unitholders may surrender their certificates for cancellation shall be given by the Trustee to each Unitholder at his address appearing on the registration books of the Trust maintained by the Trustee. If the Trust will terminate on the Mandatory Termination Date, the Trustee will provide written notice thereof to all Unitholders at least 30 days before such Mandatory Termination Date and will include with such notice a form to enable eligible Unitholders to request an In Kind Distribution rather than payment in cash upon the termination of the Trust. To be effective, this request must be returned to the Trustee at least five business days prior to the Mandatory Termination Date. On the Mandatory Termination Date (or on the next business day thereafter if a holiday) the Trustee will deliver each requesting Unitholder's pro rata number of whole shares of each of the Securities in the portfolio to the account of the broker-dealer or bank designated by the Unitholder at Depository Trust Company. The value of the Unitholder's fractional shares will be paid in cash. Unitholders not eligible to, or not electing to, request an In Kind Distribution will receive a cash distribution from the sale of the remaining Securities within a reasonable time following the Mandatory Termination Date. Regardless of the distribution involved, the Trustee will deduct from the funds of the Trust any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder his pro rata share of the balance of the Income and Capital Accounts.

   The Sponsor currently intends to, but is not obligated to, offer for sale units of a subsequent series of the Trust on the Mandatory Termination Date for the Trust stated under "Summary of Essential Information" in Part One of this Prospectus. If the Sponsor is in fact offering such units for sale, Unitholders of the Trust will be given an opportunity to purchase such units at a public offering price which includes a special reduced sales charge. There is, however, no assurance that units of any new series of the Trust will be offered for sale at the time, or if offered, that there will be sufficient units available for sale to meet the requests of any or all Unitholders.

   With such distribution to the Unitholders will be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distributions thereof to Unitholders in the same manner.

   Limitations on Liabilities. The Sponsor, the Evaluator, the Supervisor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

   The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

   The Trustee, Sponsor, Supervisor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    Sponsor. Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD").

   MSDWD is a global financial services firm with a market capitalization of more than $21 billion which was created by the merger of Morgan Stanley Group Inc. with and into Dean Witter, Discover & Co. on May 31, 1997. MSDWD, together with various of its directly and indirectly owned subsidiaries, is engaged in a wide range of financial services through three primary businesses: securities, asset management and credit services. These principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rating and investing; global custody, securities clearance services and securities lending; and credit card services. As of June 2, 1997, MSDWD, together with its affiliated investment advisory companies, had approximately $270 billion of assets under management, supervision or fiduciary advice.

   Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713) 993-0500. It maintains a branch office in Philadelphia and has regional representatives in Atlanta, Dallas, Los Angeles, New York, San Francisco and Seattle. As of November 30, 1996, the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $129,451,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Trusts or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

   As of September 30, 1997, the Sponsor and its Van Kampen American Capital affiliates managed or supervised approximately $65.3 billion of investment products, of which over $10.85 billion is invested in municipal securities. The Sponsor and its Van Kampen American Capital affiliates managed $54 billion of assets, consisting of $34.3 billion for 55 open-end mutual funds (of which 45 are distributed by Van Kampen American Capital Distributors, Inc.) $14.2 billion for 37 closed-end funds and $5.5 billion for 106 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen American Capital's open-end funds, closed-ended funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R) or the IM-IT(R) trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of the Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trust portfolio.

   In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the certificates issued by the Trust to, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation (see "Rights of Unitholders-Reports Provided"). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Trust.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

   Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus, and undivided profits of not less than $5,000,000.

OTHER MATTERS

    Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.

   Independent Certified Public Accountants. The statement of condition and the related securities portfolio included in Part One of this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Part One of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

 DESCRIPTION OF EARNINGS AND DIVIDEND RANKINGS*

   The investment process involves assessment of various factors-such as product and industry position, corporate resources and financial policy-with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

   Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

   Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

   *As published by Standard & Poor's

   The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years-a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trends as they develop, and to encompass the full peak-to-peak range of the business cycle. Basis scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trends, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

   Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

   The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

  A+  Highest               B+   Average               C   Lowest
  A   High                  B    Below Average         D   In Reorganization
  A-  Above Average         B-   Lower

   The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

   A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.


                  Contents of Post-Effective Amendment
                        to Registration Statement

     This   Post-Effective   Amendment  to  the  Registration   Statement
comprises the following papers and documents:


                            The facing sheet


                             The prospectus


                             The signatures


                 The Consent of Independent Accountants


                               Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen American Capital Utility Income Trust, Series 8, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 23rd day of November, 1998.

                         Van Kampen American Capital Utility Income
                            Trust, Series 8
                                                          (Registrant)

                         By Van Kampen Funds Inc.
                                                           (Depositor)

                         By Gina Costello
                            Assistant Secretary

(Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on November 23, 1998 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

 Signature                  Title

Don G. Powell         Chairman and Chief           )
                        Executive Officer          )

John H. Zimmerman     President and Chief Operating)
                        Officer                    )

Ronald A. Nyberg      Executive Vice President and )
                        General Counsel            )

William R. Rybak      Senior Vice President and    )
                        Chief Financial Officer    )

Gina Costello                                     (Attorney in Fact)*
____________________

* An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen American Capital Equity Opportunity Trust, Series 64 (File No. 333-33087) and Van Kampen American Capital Equity Opportunity Trust, Series 87 (File No. 333-44581) and the same are hereby incorporated herein by this reference.